Applied Finance IVS US SMID ETF (IVSS)

Applied Finance IVS International Large ETF (IVSI)

Applied Finance IVS International SMID ETF (IVSX)

(the “Funds”)

Each a series of

ETF Opportunities Trust

Supplement dated December 5, 2025 to the

Statement of Additional Information (“SAI”) dated November 25, 2025

The second paragraph in the section entitled “PURCHASE AND REDEMPTION OF CREATION UNITS - Procedures for Creation of Creation Units” of the SAI is hereby replaced in its entirety and replaced with the following information:

The Distributor will process orders to purchase Creation Units received by the closing time of the regular trading session on the Exchange (“Closing Time”), as long as they are in proper form. If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders must be received by the Transfer Agent no later than 3:00 p.m. New York time on the trade date. In the case of an In Kind Creation, a custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below in the sections entitled “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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This supplement, the Funds’ Summary Prospectuses, Prospectus, and Statement of Additional Information provide the information a prospective investor should know about the Funds and should be retained for future reference. You may obtain each Summary Prospectus, Prospectus or Statement of Additional Information without charge by emailing the Funds at mail@ccofva.com.